EXHIBIT 99.1
News Release

FOR IMMEDIATE RELEASE
MEDIA CONTACT:	INVESTOR CONTACT:
Genevieve Haldeman	Helyn Corcos
Symantec Corporation	Symantec Corporation
408-517-7642	408-517-8324
glhaldeman@symantec.com	hcorcos@symantec.com
Symantec Closes Fiscal Year 2006 with Solid March Quarter
Driven by Demand for Email Archiving, Compliance, Storage, and Norton Internet Security
CUPERTINO, Calif. — May 9, 2006 — Symantec Corp. (Nasdaq: SYMC) today reported results for the fiscal fourth quarter and the fiscal year ended March 31, 2006. GAAP revenue for the March 2006 quarter was $1.24 billion and non-GAAP revenue was $1.30 billion. Non-GAAP revenue includes $61 million of deferred revenue that has been eliminated from GAAP results as part of the purchase accounting associated with the acquisition of VERITAS Software Corporation. Non-GAAP revenue grew one percent over the combined Symantec and Veritas revenue for the March 2005 quarter of $1.29 billion.
For the 2006 fiscal year, GAAP revenue was $4.14 billion and non-GAAP revenue was $5.00 billion. Non-GAAP revenue for the fiscal year includes $302 million of deferred revenue that has been eliminated from GAAP results as part of the purchase accounting associated with the acquisition of VERITAS as well as $559 million in historic VERITAS revenue for the quarter ended March 31, 2005. On a non-GAAP basis, 2006 fiscal year revenue grew eight percent compared to the 2005 fiscal year’s combined non-GAAP revenue of $4.62 billion.
GAAP Results: GAAP net income for the fiscal fourth quarter was $119 million, compared to $120 million for the same quarter last year. Earnings per share were $0.11, compared to earnings per share of $0.16 for the same quarter last year. For fiscal year 2006, Symantec reported net income of $157 million, compared to net income of $536 million for fiscal year 2005. Earnings per share were $0.15, compared to earnings per share of $0.74 for fiscal year 2005.
Non-GAAP Results: Non-GAAP net income for fiscal fourth quarter was $279 million, compared to $314 million for the same quarter last year. Non-GAAP earnings per share were $0.26, compared to earnings per share of $0.26 for the year-ago quarter. For fiscal year 2006, Symantec reported non-GAAP net income of $1.14 billion, compared to $1.05 billion in fiscal year 2005. Non-GAAP earnings per share for the year were $1.00, compared to earnings per share of $0.86 for fiscal year 2005.
(More)

Symantec Closes Fiscal Year 2006 with Solid March Quarter

Non-GAAP results, as presented in the attached consolidated financial statements, exclude certain GAAP expenses, net of tax, and include the results of operations of VERITAS for the applicable periods, including adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005, and deferred revenue that was eliminated as a result of purchase accounting for the VERITAS acquisition.
“By staying focused on execution, the worldwide Symantec team delivered a solid fiscal fourth quarter,” said John W. Thompson, Symantec chairman and chief executive officer. “Performance in all segments and regions was quite strong during the quarter, driven by solid demand for our email archiving, storage and compliance solutions as well as Norton Internet Security. In addition, our enterprise and consumer antivirus segments performed well in a stable pricing environment.”
Revenue Components
For the quarter, Symantec’s enterprise security business represented 22 percent of total revenue and grew nine percent year-over-year on a combined non-GAAP basis year-over-year. Services revenue represented four percent of total revenue and grew 16 percent year-over-year. The storage management segment represented 23 percent of total revenue and grew two percent year-over-year. The data protection segment comprised 23 percent of total revenue and declined eight percent. Symantec’s consumer business represented 28 percent of total revenue and held steady on a combined non-GAAP basis year-over-year.
International revenues for the March quarter represented 50 percent of non-GAAP revenue and grew five percent on a combined non-GAAP basis over the same quarter last year. Asia Pacific/Japan revenue for the quarter represented 13 percent of total revenue and grew nine percent on a combined non-GAAP basis year-over-year. The Europe, Middle East, and Africa region represented 32 percent of total revenue for the quarter and grew three percent year-over-year. The Americas, including the United States, Latin America, and Canada, represented 55 percent of total revenue and declined two percent year-over-year.
June Quarter Forecast
For the June 2006 quarter, GAAP revenue is estimated between $1.20 billion and $1.23 billion. This excludes $25 million of deferred revenue that was lost through the purchase accounting for the VERITAS transaction. GAAP fully diluted earnings per share for the June quarter are estimated between $0.05 and $0.07.
Non-GAAP revenue for the June quarter is estimated between $1.22 billion and $1.25 billion, including about approximately $25 million of deferred revenue. Non-GAAP fully diluted earnings per share are forecasted between $0.20 and $0.21, excluding approximately $145 million of expenses related to the amortization of acquisition-related intangibles and deferred compensation charges, net of estimated income taxes.
(More)

Symantec Closes Fiscal Year 2006 with Solid March Quarter

Fiscal Year 2007 Forecast
For the fiscal year ending March 2007, GAAP revenue is estimated in the range of $5.2 billion to $5.4 billion, excluding about $55 million in lost deferred revenue from the VERITAS merger. GAAP fully diluted earnings per share for the fiscal year ending in March 2007 are estimated between $0.46 and $0.57.
Non-GAAP revenue is estimated in the range of $5.3 billion to $5.5 billion, including about $55 million in deferred revenue from the VERITAS merger. Non-GAAP fully diluted earnings per share are estimated between $1.05 and $1.15, excluding approximately $555 million in expenses related to the amortization of acquisition-related intangibles and stock-based compensation charges, net of estimated income taxes.
Quarterly Highlights
•	Symantec signed 1,142 contracts worldwide worth more than $100,000 each, including 91 worth more than $1 million each, during the quarter. Nearly 50 percent of these deals included multiple Symantec enterprise products and services.

•	Symantec signed new or extended agreements with the following customers including Ascendsys Sdn Bhd, a leading Malaysian-based security services provider; AXA Australia, one of the largest financial services organizations in the world; City of Miami Beach, a prominent South Florida city government; First Data Corporation, one of the world’s leading providers of financial, electronic-transaction services and solutions; Guaranty Bank, a full-service federal savings bank headquartered in Milwaukee, Wisconsin; Hutchison Telecoms, which provides mobile telecommunications and multimedia services to more than one million Australian customers; ING Canada, one of Canada’s foremost financial services companies; New Century Mortgage Corp., one of the America’s premier mortgage finance companies; Reynolds & Reynolds, a $1 billion software and automotive services organization; Sprint Nextel Corporation, an industry leader in telecommunications product and service delivery; The City of Jacksonville, the city government of America’s 14th largest city.
(More)

Symantec Closes Fiscal Year 2006 with Solid March Quarter

Conference Call
Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss fiscal fourth quarter and fiscal year 2006 results, and to review guidance for the fiscal first quarter 2007. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay and script of our officers’ remarks will be available on the investor relations’ home page shortly after the call is completed.
About Symantec
Symantec is the world leader in providing solutions to help individuals and enterprises assure the security, availability, and integrity of their information. Headquartered in Cupertino, Calif., Symantec has operations in more than 40 countries. More information is available at www.symantec.com.
###
NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please visit the Symantec News Room at http://www.symantec.com/news. All prices noted are in US dollars and are valid only in the United States.
Symantec and the Symantec Logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the U.S. and other countries. Other names may be trademarks of their respective owners.
FORWARD LOOKING STATEMENTS: This press release contains statements regarding our financial and business results which may be considered forward-looking within the meaning of the U.S. federal securities laws, including statements relating to projections of future revenue and earnings per share for the first quarter and year of fiscal 2007, and projections of deferred revenue, amortization of acquisition related intangibles and deferred compensation charges. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include those related to: the acquisition of VERITAS, including the successful integration of VERITAS’ businesses, maintenance of customer and partner relationships and leveraging of synergies; the anticipated growth of certain market segments, particularly the enterprise security and international markets; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; the successful development of new products and integration of acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors section of Symantec’s Form 10-Q for the quarter ended December 31, 2005. Symantec assumes no obligation to update any forward-looking information contained in this press release.
(More)

Symantec Closes Fiscal Year 2006 with Solid March Quarter

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. All references to “combined non-GAAP” financial information for pre-acquisition periods include the results of Symantec and VERITAS for like fiscal quarters (i.e., combining the results of Symantec for the March 2005 fiscal quarter with the results of VERITAS for the December 2004 fiscal quarter) and have been adjusted to exclude certain expenses, net of tax, and include adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005 and deferred revenue that was eliminated as a result of purchase accounting for the VERITAS acquisition. Symantec’s management believes the non-GAAP measures used in this release are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release. Additional information regarding the reconciliation, along with additional pro forma financial information, can be found on the investor relations page of Symantec’s Web site, along with additional pro forma financial information for the combined company, at www.symantec.com/invest/center.html.
(More)

SYMANTEC CORPORATION
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31,
	2006	2005
	(unaudited)
ASSETS
Current assets:
Cash and short-term investments	$2,865,802	$3,206,587
Trade accounts receivable, net	670,937	285,325
Inventories	48,687	19,118
Current deferred income taxes	148,968	97,279
Other current assets	190,673	79,973

Total current assets	3,925,067	3,688,282
Property and equipment, net	946,217	382,689
Acquired product rights, net	1,238,511	127,619
Other intangible assets, net	1,440,873	30,739
Goodwill	10,331,045	1,365,213
Other long-term assets	37,053	19,679

	$17,918,766	$5,614,221

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible subordinated notes	$512,800	$—
Accounts payable	167,135	74,685
Accrued compensation and benefits	277,170	140,543
Current deferred revenue	1,915,179	1,215,537
Other accrued expenses	185,882	91,033
Income taxes payable	454,753	179,225

Total current liabilities	3,512,919	1,701,023
Long-term deferred revenue	248,273	114,724
Long-term deferred tax liabilities	464,187	88,613
Other long-term obligations	24,916	4,408
Stockholders’ equity:
Common stock	10,409	7,105
Capital in excess of par value	12,426,690	2,412,947
Accumulated other comprehensive income	146,810	191,938
Deferred stock-based compensation	(43,595)	(21,070)
Retained earnings	1,128,157	1,114,533

Total stockholders’ equity	13,668,471	3,705,453

	$17,918,766	$5,614,221

1

SYMANTEC CORPORATION
GAAP Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended		Year Ended
	March 31,		March 31,
	2006	2005	2006	2005
	(unaudited)	(unaudited)	(unaudited)
Net revenues	$1,238,560	$712,678	$4,143,392	$2,582,849
Cost of revenues:
Cost of revenues	194,385	110,026	667,579	403,215
Amortization of acquired product rights	88,769	11,105	314,290	48,894

Cost of revenues	283,154	121,131	981,869	452,109
Gross profit	955,406	591,547	3,161,523	2,130,740
Operating expenses:
Sales and marketing	440,713	227,329	1,486,590	843,724
Research and development	198,549	90,277	664,628	332,266
General and administrative	69,892	33,646	221,412	115,419
Amortization of other intangible assets from acquisitions	50,347	1,760	148,822	5,416
Amortization of deferred stock-based compensation	9,459	2,844	37,962	4,524
Acquired in-process research and development	1,100	—	285,100	3,480
Restructuring	4,426	—	24,918	2,776
Integration planning	587	3,494	15,926	3,494
Patent settlement	—	375	2,200	375

Total operating expenses	775,073	359,725	2,887,558	1,311,474
Operating income	180,333	231,822	273,965	819,266
Interest and other income, net	21,508	16,670	106,754	51,185
Interest expense	(3,650)	—	(17,996)	(12,323)

Income before income taxes	198,191	248,492	362,723	858,128
Provision for income taxes	79,378	128,810	205,871	321,969

Net income	$118,813	$119,682	$156,852	$536,159

Net income per share — diluted*	$0.11	$0.16	$0.15	$0.74

Shares used to compute net income per share — diluted*	1,064,293	738,413	1,025,856	738,245

* For the twelve months ended March 31, 2005, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $8.4 million for the twelve months ended March 31, 2005, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

2

SYMANTEC CORPORATION
Reconciliation of Consolidated Statements of Operations to Non-GAAP Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
	GAAP	Non-GAAP			GAAP			Non-GAAP
	Symantec	Adjustments		Non-GAAP	Symantec*	VERITAS**		Adjustments		Non-GAAP
Financial Statement Information
Net revenues(1)	$1,238,560	$61,307	A	$1,299,867	$712,678	$574,435	H	$—		$1,287,113
Cost of revenues:
Cost of revenues(1)	194,385			194,385	110,026	82,473	H	(901)	D	192,402
						(246)	J
						901	K
						(52)	L
						201	M
Amortization of acquired product rights(1)	88,769	(88,769)	B	—	11,105	7,328	H	(83,256)	B	—
						(7,328)	I
						72,151	N

Total cost of revenues(2)	283,154	(88,769)		194,385	121,131	155,428		(84,157)		192,402
Gross profit(2)	955,406	150,076		1,105,482	591,547	419,007		84,157		1,094,711
Operating expenses:
Sales and marketing (1)	440,713	(298)	C	440,415	227,329	163,307	H	—		389,475
						(1,502)	J
						(28)	L
						369	M
Research and development (1)	198,549	(1,466)	C	197,083	90,652	95,569	H	—		184,895
						(1,516)	J
						(58)	L
						248	M
General and administrative (1)	69,892	(3,477)	C	66,415	33,646	50,775	H	—		83,955
						(59)	J
						(540)	L
						133	M
Amortization of other intangible assets from acquisitions(1)	50,347	(50,347)	B	—	1,760	3,009	H	(48,524)	B	—
						(3,009)	I
						46,764	N
Amortization of deferred stock-based compensation (1)	9,459	(9,459)	D	—	2,844	4,733	K	(7,577)	D	—
Acquired in-process research and development (1)	1,100	(1,100)	B	—	—	—		—		—
Restructuring (1)	4,426	(4,426)	E	—	—	—		—		—
Integration planning (1)	587	(587)	F	—	3,494	—		(3,494)	F	—
Patent settlement	—			—	—	375		(375)	Q	—

Total operating expenses(2)	775,073	(71,160)		703,913	359,725	358,570		(59,970)		658,325

Operating income(2)	180,333	221,236		401,569	231,822	60,437		144,127		436,386
Interest and other income, net (1)	21,508			21,508	16,670	17,421	H	—		34,091
Interest expense (1)	(3,650)			(3,650)	—	(6,242)	H	—		(8,753)
						(2,511)	O
Gain on strategic investments	—			—	—	2,009	H	(2,009)	R	—

Income before income taxes (2)	198,191	221,236		419,427	248,492	71,114		142,118		461,724
Provision for income taxes (1)	79,378	61,269	G	140,647	128,810	56,093	H	(11,074)	G	147,752
						(26,077)	G

Net income (2)	$118,813	$159,967		$278,780	$119,682	$41,098		$153,192		$313,972

Net income per share:
Diluted (2)	$0.11			$0.26	$0.16					$0.26
Shares used to compute net income per share:
Diluted (1)	1,064,293			1,064,293	738,413	430,989				1,222,931	P
NOTES:
The above information reflects the combined results of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”), including amounts related to the amortization of fair value adjustments of assets acquired and liabilities assumed by Symantec as of the actual acquisition date of July 2, 2005. For comparative purposes, the information presented assumes that the acquisition took place on April 1, 2004. If the acquisition had taken place on April 1, 2004, the fair values of the assets and liabilities would have been different and actual results of operations would have been different from those presented above.
Additional non-GAAP adjustments consist of: non-cash charges related to acquisitions, such as the amortization of intangibles and stock-based compensation expense, and the write-off of in-process research and development; restructuring charges; integration planning costs; and the impact of other special items, such as other stock-based compensation expense, litigation matters, gain/loss on investments and related adjustments to provision for income taxes on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(*) The results of operations include our results for the three months ended March 31, 2005.
(**) The results of operations include VERITAS’ historical results for the three months ended December 31, 2004, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.
Footnotes:
(1) Symantec includes these non-GAAP financial measures because we believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. We have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
(2) Symantec’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because the measures provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

3

A	To include VERITAS’ deferred revenue that was excluded as a result of adjustments to fair value.
B	To exclude non-cash charges of amortization of acquired product rights, amortization of other intangible assets and the write-off of acquired in-process research and development.
C	To exclude executive incentive bonuses related to the VERITAS acquisition, executive sign-on bonuses and executive recruitment fees.
D	To exclude amortization of deferred stock-based compensation.
E	To exclude charges relating to restructuring.
F	To exclude the Symantec and VERITAS integration planning costs.
G	To adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on net income (loss).
H	To include VERITAS’ historical results of operations for the three months ended December 31, 2004.
I	To eliminate VERITAS’ historical amortization of developed technology, other intangible assets and the write-off of in-process research and development.
J	To eliminate VERITAS’ historical amortization of deferred stock-based compensation.
K	To amortize deferred stock-based compensation related to the VERITAS acquisition.
L	To amortize VERITAS’ lease obligation in excess of fair value.
M	To record additional depreciation expense on VERITAS’ property and equipment as a result of the adjustment to fair value.
N	To amortize acquired product rights and other intangible assets related to the VERITAS acquisition.
O	To amortize the discount on VERITAS’ convertible subordinated debt as a result of adjustment to fair value.
P	Diluted shares are equal to Symantec historical shares plus VERITAS historical shares multiplied by the exchange ratio of 1.1242.
Q	To exclude charges related to patent settlement.
R	To exclude gain on strategic investments.

4

SYMANTEC CORPORATION
Reconciliation of Consolidated Statements of Operations to Non-GAAP Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Year Ended March 31, 2006						Year Ended March 31, 2005
	GAAP			Non-GAAP			GAAP			Non-GAAP
	Symantec	VERITAS*		Adjustments		Non-GAAP	Symantec**	VERITAS***		Adjustments		Non-GAAP
Financial Statement Information
Net revenues (1)	$4,143,392	$559,258	A	$301,788	J	$5,004,438	$2,582,849	$2,041,874	A			$4,624,723
Cost of revenues:
Cost of revenues (1)	667,579	87,657	A	(901)	K	753,984	403,215	307,421	A	(3,604)	K	710,623
		(401)	B					(610)	B
		901	C	(1,057)	L			3,604	C
		(52)	D					(208)	D
		258	E					805	E
Amortization of acquired product rights (1)	314,290	7,424	A	(386,441)	M	—	48,894	19,583	A	(383,398)	M	—
		(7,424)	F					(19,583)	F
		72,151	G					334,504	G

Total cost of revenues (2)	981,869	160,514		(388,399)		753,984	452,109	645,516		(387,002)		710,623
Gross profit (2)	3,161,523	398,744		690,187		4,250,454	2,130,740	1,396,358		387,002		3,914,100
Operating expenses:
Sales and marketing (1)	1,486,590	165,652	A	(3,094)	L	1,646,318	843,724	610,962	A			1,450,117
		(1,396)	B	(1,866)	N			(5,942)	B
		(28)	D					(112)	D
		460	E					1,485	E
Research and development(1)	664,628	97,510	A	(2,700)	L	755,519	332,266	346,644	A			675,685
		(1,331)	B	(2,832)	N			(3,960)	B
		(58)	D					(232)	D
		302	E					967	E
General and administrative (1)	221,412	87,907	A	(5,774)	N	268,377	115,419	194,454	A			307,407
		(60)	B	(30,000)	O			(851)	B
		(540)	D	(4,826)	L			(2,160)	D
		258	E					545	E
Amortization of other intangible assets from acquisitions (1)	148,822	2,430	A	(195,586)	M	—	5,416	9,201	A	(192,472)	M	—
		(2,430)	F					(9,201)	F
		46,764	G					187,056	G
Amortization of deferred stock-based compensation (1)	37,962	4,733	C	(42,695)	P	—	4,524	18,932	C	(23,456)	P	—
Acquired in-process research and development (1)	285,100			(285,100)	M	—	3,480	11,900	A	(3,480)	M	—
								(11,900)	F
Restructuring (1)	24,918			(24,918)	Q	—	2,776	(9,648)	A	6,872	Q	—
Integration planning (1)	15,926			(15,926)	L	—	3,494			(3,494)	L	—
Patent settlement (1)	2,200			(2,200)	R	—	375			(375)	R	—

Total operating expenses	2,887,558	400,173		(617,517)		2,670,214	1,311,474	1,338,140		(216,405)		2,433,209

Operating income (2)	273,965	(1,429)		1,307,704		1,580,240	819,266	58,218		603,407		1,480,891
Interest and other income, net (1)	106,754	15,532	A			122,286	51,185	52,846	A			104,031
Interest expense (1)	(17,996)	(5,198)	A			(25,705)	(12,323)	(24,399)	A			(46,766)
		(2,511)	H					(10,044)	H
Gain on strategic investments (1)	—	732	A	(732)	S	—	—	9,505	A	(9,505)	S	—

Income before income taxes (2)	362,723	7,126		1,306,972		1,676,821	858,128	86,126		593,902		1,538,156
Provision for income taxes (1)	205,871	47,042	A	305,789	I	532,278	321,969	177,898	A	111,107	I	492,210
		(26,424)	I					(118,764)	I

Net income (2)	$156,852	$(13,492)		$1,001,183		$1,144,543	$536,159	$26,992		$482,795		$1,045,946

Net income per share:
Diluted (2) ****	$0.15					$1.00	$0.74					$0.86
Shares used to compute net income per share:
Diluted (1) ****	1,025,856					1,147,519	738,245					1,231,731	T
The above information reflects the combined results of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”), including amounts related to the amortization of fair value adjustments of assets acquired and liabilities assumed by Symantec as of the actual acquisition date of July 2, 2005. For comparative purposes, the information presented assumes that the acquisition took place on April 1, 2004. If the acquisition had taken place on April 1, 2004, the fair values of the assets and liabilities would have been different and actual results of operations would have been different from those presented above.
Additional non-GAAP adjustments consist of: non-cash charges related to acquisitions, such as the amortization of intangibles and stock-based compensation expense, and the write-off of in-process research and development; restructuring charges; integration planning costs; and the impact of other special items, such as other stock-based compensation expense, litigation matters, gain/loss on investments and related adjustments to provision for income taxes on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(*) The results of operations include VERITAS’ historical results for the three months ended March 31, 2005, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.
(**) The results of operations include our results for the year ended March 31, 2005.
(***) The results of operations include VERITAS’ historical results for the year ended December 31, 2004, including amortization related to fair value adjustments based on the fair values of assets acquired and liabilities assumed as of the acquisition date of July 2, 2005.
(****) For the year ended March 31, 2005, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $8.4M million for the year ended March 31, 2005 and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.
Footnotes:
(1) Symantec includes these non-GAAP financial measures because we believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. We have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
(2) Symantec’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because the measures provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

A	To include VERITAS’ historical results of operations for applicable periods
B	To eliminate VERITAS’ historical amortization of deferred stock-based compensation.
C	To amortize deferred stock-based compensation related to the VERITAS acquisition.
D	To amortize VERITAS’ lease obligation in excess of fair value.
E	To record additional depreciation expense on VERITAS’ property and equipment as a result of the adjustment to fair value.
F	To eliminate VERITAS’ historical amortization of developed technology, other intangible assets and the write-off of in-process research and development.
G	To amortize acquired product rights and other intangible assets related to the VERITAS acquisition.
H	To amortize the discount on VERITAS’ convertible subordinated debt as a result of adjustment to fair value.
I	To adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on net income (loss).
J	To include VERITAS’ deferred revenue that was excluded as a result of adjustments to fair value
K	To exclude amortization of deferred stock-based compensation.
L	To exclude the Symantec and VERITAS integration planning costs.
M	To exclude non-cash charges of amortization of acquired product rights, amortization of other intangible assets and the write-off of acquired in-process research and development.
N	To exclude executive incentive bonuses related to the VERITAS acquisition.
O	To exclude $30 million related to the proposed VERITAS settlement with the SEC.
P	To exclude amortization of deferred stock-based compensation.
Q	To exclude charges relating to restructuring.
R	To exclude patent settlement costs
S	To exclude gains/losses on strategic investments.
T	Diluted shares are equal to Symantec historical shares plus VERITAS historical shares multiplied by the exchange ratio of 1.1242.

SYMANTEC CORPORATION
Reconciliation of GAAP Revenue Components to Non-GAAP Revenue Components
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March, 2006				Three Months Ended March 31, 2005
	GAAP	Non-GAAP			GAAP	GAAP		Non-GAAP	Combined
	Symantec	Adjustments		Non-GAAP	Symantec*	VERITAS**		Adjustments	Non-GAAP
Net Revenues (1)	$1,238,560	$61,307	A	$1,299,867	$712,678	$574,435	B	$—	$1,287,113
Revenue By Segment:
Enterprise Security	$287,494	$—	A	$287,494	$263,981	$—	B	$—	$263,981
Storage and Server Management	$275,079	$25,021	A	$300,100	$76,764	$217,832	B	$—	$294,596
Data Protection	$269,306	$32,541	A	$301,847	$—	$326,333	B	$—	$326,333
Services	$44,193	$3,751	A	$47,944	$11,093	$30,189	B	$—	$41,282
Consumer	$362,605	$—	A	$362,605	$360,914	$—	B	$—	$360,914
Other	$(117)	$(6)	A	$(123)	$(74)	$81	B	$—	$7
Revenue by Geography:
Americas	$673,832	$40,648	A	$714,480	$382,995	$345,680	B	$—	$728,675
EMEA	$399,524	$15,315	A	$414,839	$229,040	$172,242	B	$—	$401,282
Asia Pacific/Japan	$165,204	$5,344	A	$170,548	$100,643	$56,513	B	$—	$157,156
Total International Revenue	$627,198	$22,842	A	$650,040	$370,771	$250,223	B	$—	$620,994
NOTES:
The above information reflects the combined results of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”), which was acquired by Symantec as of July 2, 2005. For comparative purposes, the information presented assumes that the acquisition took place on April 1, 2004. If the acquisition had taken place on April 1, 2004, the fair value of deferred revenue would have been different and actual net revenues would have been different from the amounts presented above. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(*) Net revenues include Symantec’s net revenues for the three months ended March 31, 2005.
(**) Net revenues include VERITAS’ net revenues for the three months ended December 31, 2004.

Footnotes:

1	Symantec includes these non-GAAP financial measures because we believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. We have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.

A	To include VERITAS’ deferred revenue that was excluded as a result of adjustments to fair value.
B	To include VERITAS’ historical results of operations for the three months ended December 31, 2004.